ATLANTIC WHITEHALL FUNDS TRUST

Atlantic Whitehall Growth Fund
Atlantic Whitehall Mid-Cap Growth Fund
Atlantic Whitehall Multi-Cap Global Value Fund
Atlantic Whitehall International Fund
Atlantic Whitehall Equity Income Fund
(Institutional Class)

Supplement dated November 2, 2006
to the Prospectus dated April 1, 2006 ("Prospectus")

This Supplement updates the information in, and should be read in conjunction with, the Prospectus for the Institutional Class shares of the Atlantic Whitehall Growth Fund, Atlantic Whitehall Mid-Cap Growth Fund, Atlantic Whitehall Multi-Cap Global Value Fund, Atlantic Whitehall International Fund and Atlantic Whitehall Equity Income Fund, dated April 1, 2006.

Effective September 19, 2006, Ned Zimmerman was added to the Atlantic Whitehall Growth Fund team. As a result, the section entitled "Investment Adviser" on page 23 of the Prospectus, should be replaced with the following:

The Adviser employs a team approach with specific individual members of the team having final authority and ultimate accountability for specific phases of the process. Portfolio managers and analysts are responsible for research in the sectors they cover. All members of the team conduct fundamental research to identify investment candidates and participate in the portfolio construction process. The lead portfolio managers of the team are jointly and primarily responsible for making day-to-day investment decisions for the Funds. The lead portfolio managers of the Growth Fund team are Messrs. Zimmerman and Cosentino. The lead portfolio managers of the Mid-Cap Growth Fund team are Messrs. Weiss and Pearlstein. The lead portfolio managers of the Equity Income Fund team are Messrs. Rogers and McPheeters.

Mr. Weiss is a Senior Investment Manager with 29 years of investment experience of which 16 years are with the Adviser. He focuses primarily on the technology and health care sectors. Mr. Pearlstein is a Senior Portfolio Manager with 25 years of investment experience, including 10 years with the Adviser. He is responsible for providing analytical equity research on a number of industries, including retail and consumer products. Mr. Rogers is a Senior Vice President with 13 years of experience, 8 with the Adviser. He focuses primarily on Real Estate Investment Trusts (REITs), quantitative research and performance analysis. Mr. McPheeters is a Senior Vice President with 10 years of investment experience, all but 2 of which have been with the Adviser. He focuses primarily on the media, telecom and energy sectors. Mr. Cosentino is a Vice President and Investment Analyst, and has been a member of the investment team since 1999. He focuses primarily on the financial services industry. Mr. Zimmerman is a Senior Vice President with 46 years of investment experience, 2 years with the Adviser. His research responsibilities are of a generalist nature.